Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Quarterly Report of Cingular Wireless LLC (the “Company”) on Form 10-Q for the three months ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard G. Lindner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CINGULAR WIRELESS LLC
by CINGULAR WIRELESS CORPORATION,
as Manager

By:	/s/ RICHARD G. LINDNER

Richard G. Lindner
Chief Financial Officer
Date: August 27, 2002